Exhibit 10.4


Independent Distributor                                                   [LOGO]
Application and Agreement

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                                               202 Welsh Road, Horsham, PA 19044
                      Fax: (215) 706-5367, Customer Order Number: 1-800-892-0276

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          Applicant Information                 Sponsor Information
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Name:                                      Name:


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Social Security or Federal Tax ID:         ID Number:


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Address:                                   Address:


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City, State, and Zip Code:                 City, State, and Zip Code:


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Phone (Daytime)                            Phone:                Fax:


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Phone (Evening):                           Sponsor's Signature:


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Fax:

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TERMS AND CONDITIONS

Executive Right Away Program
I want to become an Independent Distributor and become an Executive    Initials
right away. I authorize NutriSystem Direct to charge my credit card
listed below, my checking account, or I have enclosed a check for      -------
$299 for the Distibutor Kit, the Executive Development Kit and         |     |
an assortment of Nutri-System(R) products. I authorize NutriSystem     |     |
Direct to enroll me in the optional $100 AutoShip program. I           |     |
have attached an AutoShip form with my order.                          -------


Independent Distributor
I want to become an Independent NutriSystem Direct(TM)                Initials
Distributor. I authorize NutriSystem Direct to charge my credit card listed below, my checking account or I have enclosed a check -------- in the amount of $49 for the Distributor Kit. I understand this is | |
the only requirement to become a NutriSystem Direct(TM)               |      |
Distributor.                                                          |      |
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      [ ] LOGO        [ ] LOGO         [ ] LOGO      [ ] LOGO


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    Name on Card                   Card Number               Expiration Date

[ ] Yes, I have read the terms and conditions listed on the reverse side of this form and the NutriSystem Direct(TM) Compensation Plan. I understand all of my options and I agree to comply by the company's policies and procedures stated in this agreement and in the NutriSystem Direct(TM) Policy and Procedures Manual.


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                Signature                                 Date

Call in Application: 800-892-0276                              Fax: 215-706-5367
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775400      7/99                 NutriSystem(R)        (C)1999 Printed in U.S.A.

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NUTRISYSTEM DIRECT DISTRIBUTOR AGREEMENT TERMS OF ENROLLMENT

As a NutriSystem Direct Independent Distributor, I acknowledge that I am an independent contractor and not an agent or employee of NutriSystem Direct. I understand that I will not be treated as an employee for federal or state tax purposes.

As a NutriSystem Direct Independent Distributor, I will make no statements, disclosures, or representations to sell NutriSystem Direct products or services, or in recuiting other prospective Distributors other than those contained in approved NutriSystem Direct Literature.

I understand that no purchase other than a Distributor Kit is necessary to become a NutriSystem Direct Distributor. I understand that I may terminate my Distributorship at any time. I further understand that I am under no obligation to make any financial investment to become a NutriSystem Direct Independent Distributor. I also understand that any successful retail business will incur business expenses beyond the purchase of product.

When I choose to become an Executive by accumulation, I must generate a monthly personal sales volume of at least $100 SV to maintain may Executive status and stay in the 4x7 Executive Organization. If I fail to meet this minimum two months in a row, I will simply return to my sponsor's Personal Group. If
I choose to become an Executive right away, I must generate a monthly personal Sales Volume of at least $100 SV and be enrolled in the autoship program. If I fail to meet the Sales Volume minimum for two months in a row, I will simply return to my sponsor's Personal Group.

I understand that if no personal sales volume is generated for 12 consecutive months, this Agreement shall automatically terminate and any Distributorship will be cancelled and any future Bonuses will be forfeited. I understand that I may re-enroll after 12 months of not generating any sales volume by submitting a new Distributor Agreement and purchasing a new Distributor Kit.

I understand that in order to maintain a viable marketing system and to comply with changes in applicable law, NutriSystem Direct reserves the right to change prices, company policies, company literature and/or the compensation plan, without prior notice.

I understand that should I wish to terminate my distributorship. I must notify NutriSystem Direct. Any that time any salable products may be returned for a refund equal to 90% of the original purchase price less any commissions or bonuses paid. In any state in which specific buy back requirements has been enacted which may vary from the foregoing, NutriSystem Direct shall repurchase products in accordance with the applicable statute.

NutriSystem Direct Check By Phone/Fax Terms and Conditions

You may use Check-By-Phone for product purchases or monthly services available from NutriSystem Direct. To activite the Check-By-Phone option, please attach a voided check to this Agreement. (No deposit slips or temporary checks will be accepted.)

I hereby authorize NutriSystem Direct, its authorized agent in accordance with this Agreement to initiate debit/credit entries to may checking account. I agree that NutriSystem Direct shall be fully protected in honoring such a draft, and if any funds are dishonored, whether intentionally or inadverently, NutriSystem Direct shall be under no liability whatsoever even though such dishonor results in the forfeiture of product, bonuses, or privileges I may have been entitled to as an active distribuor.

Additional Terms and Conditions

I understand that in order to be successful in this program I must purchase and sell NutriSystem Direct Products and retail them myself. I understand that I can sponsor other distributors to do the same; and in order for them to be successful they must purchase and sell products at retail and recruit other people to do the same. I understand that in order to qualify for commissions, I must retail or use in business building, 70% of the product I purchase before I purchase more products.